UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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CASCADE BANCORP

(Name of Registrant as Specified In Its Charter)

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1100 NW Wall Street
Bend, Oregon 97701

April 28, 2014

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Cascade Bancorp (“Cascade” or the “Company”) to be held on Monday, June 9, 2014, at 5:30 p.m. at The Oxford Hotel, 10 NW Minnesota Avenue, Bend, Oregon 97701.

The attached Notice of Annual Meeting of Shareholders and Proxy Statement contain details of the business to be conducted at the meeting. During the meeting, we will also report on the operations of the Company and its subsidiary. Directors and officers of the Company, as well as a representative of BDO USA, LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate shareholder questions.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the meeting in person, please vote your proxy via the Internet, by telephone or by mail in order to ensure a quorum.

Your continued interest and support of Cascade are sincerely appreciated.

Sincerely,

Andrew J. Gerlicher
Secretary

CASCADE BANCORP

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 5:30 P.M. PACIFIC TIME ON MONDAY, JUNE 9, 2014

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Shareholders of Cascade Bancorp (“Cascade” or the “Company”) will be held at The Oxford Hotel, 10 NW Minnesota Avenue, Bend, Oregon 97701, on Monday, June 9, 2014, at 5:30 p.m. Pacific Time (the “Meeting”) for the following purposes:

1.	The election of 10 directors to the Board of Directors;
2.	To ratify the appointment of BDO USA, LLP as Cascade’s independent registered public accounting firm for fiscal year 2014;
3.	To approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers; and
4.	To transact other business that may properly come before the Meeting.

If you were a shareholder of record of Cascade as of the close of business on April 23, 2014, you are entitled to receive notice of, and to vote at, the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 9, 2014. We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials to their shareholders via the Internet. We believe this method will allow shareholders to access the information they need, while lowering our costs and reducing the environmental impact of our annual meeting. Accordingly, on or about April 30, 2014, we intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to certain of our shareholders. The Notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Meeting, please sign and date your proxy card and return it in the enclosed postage prepaid envelope, or vote electronically via the Internet or by telephone to ensure a quorum. See “Voting Via the Internet or by Telephone” on the last page of the accompanying Proxy Statement for further details. You do not need to keep your proxy for admission to the Meeting. If your shares are held in the name of a broker, bank or other holder of record, you must follow the instructions you receive from the holder of record to vote your shares.

By Order of the Board of Directors,

Andrew J. Gerlicher
Secretary

April 28, 2014
Bend, Oregon

PROXY STATEMENT
OF
CASCADE BANCORP
1100 N.W. Wall Street
Bend, Oregon 97701
(877) 617-3400

ANNUAL MEETING OF SHAREHOLDERS
June 9, 2014

INFORMATION ABOUT SOLICITATION AND VOTING

When and where is the Meeting?

The 2014 Annual Meeting of Shareholders of Cascade Bancorp (“Cascade” or the “Company”) will be held at The Oxford Hotel, 10 NW Minnesota Avenue, Bend, Oregon 97701, on Monday, June 9, 2014 at 5:30 p.m. Pacific Time (the “Meeting”).

Why am I receiving these materials?

The Board of Directors of the Company (the “Board”) has made these materials available to some larger shareholders by mail and to all other shareholders on the Internet or, upon request, has delivered printed copies of these materials by mail or electronic copies by email in connection with the Board’s solicitation of proxies for use at the Meeting. If you were a shareholder of Cascade as of the close of business on April 23, 2014, (the “Record Date”), you are invited to attend the Meeting and are requested to vote on the proposals described in this Proxy Statement.

What items will be voted on at the Meeting?

This Proxy Statement, which was first mailed or made available to shareholders on or about April 30, 2014, is furnished in connection with the solicitation of proxies by the Board to be voted at the Meeting. The purpose of this Proxy Statement is to solicit the votes of the Company’s shareholders with respect to the following matters.

Proposal 1.  To elect 10 directors to the Board.

Proposal 2.  To ratify the appointment of BDO USA, LLP as Cascade’s independent registered public accounting firm for fiscal year 2014.

Proposal 3.  To approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers.

Who may vote?

If you were a shareholder of Cascade as of the close of business on the Record Date, you are entitled to vote at the Meeting and at any adjournments or postponements thereof. As of the Record Date, there were 47,560,686 shares outstanding held by 405 holders of record.

Why did some shareholders receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to the rules of the Securities and Exchange Commission (“SEC”), we have elected to provide our shareholders with access to our proxy materials over the Internet. Accordingly, on or about April 30, 2014, we intend to send a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record who hold less than 50,000 shares of the Company’s common stock and to all beneficial owners. All shareholders can access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail or an electronic set of the proxy materials via email. Instructions on how to access the proxy materials over the Internet or to request copies by mail or email are included in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

How do I vote and how are votes counted?

Shareholders of record as of the Record Date may vote in person at the Meeting or by proxy. The named proxy holders will vote your shares as you instruct on your proxy or, if you submit a properly executed proxy with no instructions, as described below under the caption “How is my proxy voted?”. We encourage you to vote electronically or by telephone. You may vote via the Internet at www.proxyvote.com or telephonically by calling 1-800-690-6903. In either case, have your proxy card in hand and follow the instructions. Votes submitted via the Internet or by telephone must be received by 8:59 p.m. Pacific Time on June 8, 2014. To vote by mail, please complete, sign and date the proxy card and return it to us at your earliest convenience. “Street name” shareholders, that is, those shareholders whose shares are held in the name of and through a broker or other nominee, who wish to vote at the Meeting will need to obtain a proxy from the institution that holds their shares. Even if you plan to attend the Meeting, please complete, sign and date the accompanying proxy and promptly return it to us by mail, or vote via the Internet or telephone. See “Voting Via the Internet or by Telephone” on the last page of this Proxy Statement for further details.

With regard to the election of directors, you may cast your vote in favor of some or all of the nominees, or you may withhold your vote as to some or all of the nominees. Each shareholder will be entitled to one vote for each share held of record by the shareholder on the Record Date. Directors will be elected if the number of votes cast in favor of the director exceeds the number of votes cast against the director. Accordingly, votes withheld generally will have no effect on the outcome of the election. You may also abstain from voting on any proposals other than the election of directors. An abstention will have no impact on the election of directors.

If shares are held in “street name,” that is, through a broker or nominee, the broker or nominee is permitted to exercise voting discretion under certain circumstances. At the Meeting, if the broker or nominee is not given specific voting instructions, the shares may not be voted on the election of directors by the broker or nominee in their own discretion. However, if your shares are held in street name and neither you nor your broker votes them, the votes will be “broker non-votes,” which will have the effect of excluding your vote from the tallies. If your shares are held in your own name and you do not vote your shares, your shares will not be voted.

Under certain circumstances banks and brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the bank or broker, which are referred to as a “broker non-vote.” In these cases, and in cases where the shareholder abstains from voting on a matter, those shares will be counted for the purpose of determining whether a quorum is present. We expect that banks and brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to the vote to ratify the Company’s selected independent registered public accounting firm (Proposal 2). If your shares are held in your own name and you do not vote, your shares will not be voted. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Proposal 1) or the advisory vote on the compensation paid to our Named Executive Officers (Proposal 3).

On each matter before the Meeting, including the election of directors, shareholders are entitled to one vote for each share they held at the Record Date. Shareholders may not cumulate their votes for the election of directors.

How is my proxy voted?

If you submit a properly executed proxy with no instructions, the named proxy holders will vote your shares IN FAVOR OF:

•	the director nominees identified in this Proxy Statement;
•	the ratification of the appointment of BDO USA, LLP as Cascade’s independent registered public accounting firm for fiscal year 2014; and
•	the approval, on an advisory basis, of the compensation paid to our Named Executive Officers.

In addition, the named proxy holders will vote in their discretion on such other matters that may be considered at the Meeting. The Board has named Terry E. Zink and Ryan R. Patrick as the proxy holders.

Their names appear on the proxy form accompanying this Proxy Statement. You may name another person to act as your proxy if you wish, but that person would need to attend the Meeting in person or further vote your shares by proxy.

How do I change or revoke a proxy?

After voting you may change your vote one or more times, or you may revoke your proxy, at any time before the vote is taken at the Meeting. You may revoke your proxy by submitting a proxy bearing a later date or by notifying the Secretary of Cascade (in person or in writing by mail) of your wish to revoke your proxy. You may also change your proxy or vote by voting again via the Internet or by telephone as described above. If you wish to revoke your proxy by mail, your revocation must be received by the Secretary of Cascade no later than 5:00 p.m., Pacific Time, on Friday, June 6, 2014, the last business day before the Meeting. If you are a record holder, you may also revoke your proxy by oral request if you are present at the Meeting.

You may still attend the Meeting even if you have submitted a proxy. You should be aware that simply attending the Meeting will not, of itself, revoke a proxy.

How do we determine a quorum?

We must have a quorum to conduct any business at the Meeting. Shareholders holding at least a majority of the outstanding shares of common stock must either attend the Meeting or submit proxies to establish a quorum. If you come to the Meeting or submit a proxy but you abstain from voting on a given matter, we will still count your shares as present for purposes of determining the presence of a quorum, but will not count your shares as voting for or against the given matter. We will count broker non-votes as present for purposes of establishing the presence of a quorum.

What is the voting requirement to approve each proposal?

Approval of Director Nominees

Assuming the existence of a quorum, the 10 director nominees receiving the most votes will be elected, even if the number of votes is less than a majority of the votes cast or present.

Ratification of Appointment of the Company’s Independent registered public accounting firm

Assuming the existence of a quorum, the appointment of the Company’s independent registered public accounting firm will be ratified if the number of shares voted in favor of the proposal exceeds the number of shares voted against it.

The Advisory Vote on Executive Compensation

Assuming the existence of a quorum, executive compensation will be ratified if the number of shares voted in favor of the proposal exceeds the number of shares voted against it.

How many shares are held by directors and officers?

As of the Record Date, directors and each of our executive officers identified in this Proxy Statement in the “Summary Compensation Table for 2013” (the “Named Executive Officers” or “NEOs”) of Cascade beneficially owned 6,903,156 shares of common stock eligible to vote at the Meeting, or approximately 14.51% of the outstanding shares. We expect that all directors and Named Executive Officers will vote in favor of all proposals.

Who is paying the cost of this proxy solicitation?

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of Cascade. Cascade will bear the cost of soliciting proxies from its shareholders. In addition to using the mail and Internet, proxies may be solicited by personal interview, telephone, and electronic communication. Cascade requests that banks, brokerage houses, other institutions, nominees, and fiduciaries forward proxy soliciting material to their principals and obtain authorization for the execution of proxies. Officers and other employees of Cascade and its bank subsidiary, Bank of the Cascades (the “Bank”), acting on Cascade’s behalf, may solicit proxies personally. Cascade may pay compensation for soliciting proxies, and will, upon request, pay the standard charges and expenses of banks, brokerage houses, other institutions, nominees, and fiduciaries for forwarding proxy materials to and obtaining proxies from their principals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table describes, as of April 23, 2014, the beneficial ownership of our common stock by each director and each nominee for director, each of our Named Executive Officers, all of our directors, nominees for director and NEOs as a group, and those persons known to beneficially own more than 5% of our common stock.

Beneficial Owner’s Name	Shares of Common Stock	Nonvested Restricted Stock	Stock Options Exercisable	Shares held in 401(K) Plan	Total Shares of Common Stock Owned(1)	Percent of Class
5% Owners:
Green Equity Investors V, L.P.(2) 11111 Santa Monica Blvd., Suite 2000 Los Angeles, CA 90025	11,473,443	—	—	—	11,473,443	24.12%
Green Equity Investors Side V, L.P.(2) 11111 Santa Monica Blvd., Suite 2000 Los Angeles, CA 90025	11,473,443	—	—	—	11,473,443	24.12%
WL Ross & Co. LLC(3) 1166 Avenue of the Americas New York, NY 10036	11,468,750	—	—	—	11,468,750	24.11%
Lightyear Fund II, L.P.(4) 375 Park Avenue, 11th Floor New York, NY 10152	11,481,216	—	—	—	11,481,216	24.14%
Lightyear Co-Invest Partnership II, L.P.(4) 375 Park Avenue, 11th Floor New York, NY 10152	11,481,216	—	—	—	11,481,216	24.14%
David F. Bolger(5) 375 Park Avenue, 11th Floor New York, NY 10152	6,577,072	—	—	—	6,577,072	13.83%
Officers and Directors:
Jerol E. Andres, Director	15,426	—	—	—	15,426	0.03%
Michael J. Connolly, Director	7,773	—	—	—	7,773	0.02%
Chris C. Casciato, Director(6)	—	—	—	—	—	0.00%
Henry H. Hewitt, Director	16,908	—	—	—	16,908	0.04%
J. LaMont Keen, Director	9,191	—	—	—	9,191	0.02%
James B. Lockhart III, Director	12,466	—	—	—	12,466	0.03%
Patricia L. Moss, Vice Chairman	34,915	—	10,500	1,841	47,256	0.10%
Ryan R. Patrick, Chairman	16,855	—	—	1,527	18,382	0.04%
Thomas M. Wells, Director(7)	6,624,587	—	—	—	6,624,587	13.93%
Terry E. Zink, Director and Officer	26,476	57,093	19,412	—	102,981	0.22%
Gregory D. Newton, Officer	17,187	34,601	8,030	—	59,818	0.13%
Charles N. Reeves, Officer	—	26,310	—	—	26,310	0.06%
All Directors and Executive Officers as a Group (12)	6,781,784	118,004	37,942	3,368	6,941,098	14.59%

(1)	The number and percentage of shares beneficially owned is determined in accordance with Exchange Act Rule 13d-3, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares which the person has the right to acquire within 60 days through the exercise of any stock option or other right. Unless otherwise indicated below or in the table entitled “Security Ownership Of Certain Beneficial Owners And Management,” each person has sole voting and investment power with respect to the shares shown as beneficially owned. Percentage of beneficial ownership is based on 47,560,686 shares of common stock outstanding as of April 23, 2014.
(2)	Green Equity Investors V, L.P., a Delaware limited partnership (“GEI V”) is the record owner of 8,826,972 shares of Common Stock and Green Equity Investors Side V, L.P., a Delaware limited partnership (“GEI Side V”) is the record owner of 2,646,471 shares of Common Stock. GEI Capital V,

LLC, a Delaware limited liability company (“Capital”) is the general partner of GEI V and GEI Side V. Capital’s principal business is to act as the general partner of GEI V and GEI Side V. Green V Holdings, LLC, a Delaware limited liability company (“Holdings”) is a limited partner of GEI V and GEI Side V. Holdings’ principal business is to serve as a limited partner of GEI V and GEI Side V. Leonard Green & Partners, L.P., a Delaware limited partnership (“LGP”) is an affiliate of Capital. LGP’s principal business is to act as the management company of GEI V, GEI Side V and other affiliated funds. LGP Management, Inc., a Delaware corporation (“LGPM”) is the general partner of LGP. LGPM’s principal business is to act as the general partner of LGP. Due to their relationships with GEI V and GEI Side V, each of Capital, Holdings, LGP and LGPM may be deemed to have shared voting power with respect to the common stock deemed to be beneficially owned by GEI V and GEI Side V. As such, GEI V, GEI Side V, Capital, Holdings, LGP and LGPM may be deemed to have shared beneficial ownership over such shares of common stock. Each of GEI V, GEI Side V, Capital, Holdings, LGP and LGPM, however, disclaims beneficial ownership of such shares of common stock as to which they are not the record owner.
(3)	The 11,468,750 shares of Common Stock are held directly by WLR CB AcquisitionCo LLC. Wilbur L. Ross, Jr. is the managing member of El Vedado, LLC, the general partner of WL Ross Group, L.P., which in turn is the managing member of WLR Recovery Associates IV LLC. WLR Recovery Associates IV LLC is the general partner of WLR Recovery Fund IV, L.P., which is the sole manager of WLR CB AcquisitionCo LLC, and WL Ross & Co. LLC is the investment manager of WL Ross Group, L.P. Accordingly, WLR Recovery Fund IV, L.P., WLR Recovery Associates IV LLC, WL Ross Group, L.P., El Vedado, LLC, Wilbur L. Ross, Jr. and WL Ross & Co. LLC may be deemed to share voting and dispositive power over the Common Stock held by WLR CB AcquisitionCo LLC.
(4)	Lightyear Fund II, L.P., a Delaware limited partnership (“Lightyear Fund II”), is the record owner of 11,450,996 shares of Common Stock and Lightyear Co-Invest Partnership II, L.P., a Delaware limited partnership (“Co-Invest”), is the record owner of 30,250 shares of Common Stock. Lightyear Fund II GP, L.P., (“Lightyear Fund II GP”) is the general partner of Lightyear Fund II. The principal business of Lightyear Fund II GP is acting as general partner of Lightyear Fund II. Lightyear Fund II GP Holdings, LLC (“Lightyear Fund II GP Holdings”) is the general partner of Lightyear Fund II GP and Co-Invest. The principal business of Lightyear Fund II GP Holdings is acting as general partner of Lightyear Fund II GP and Co-Invest. The managing member of Lightyear Fund II GP Holdings is Marron & Associates. The principal business of Marron & Associates is acting as managing member of Lightyear Fund II GP Holdings. The sole member of Marron & Associates is Chestnut Venture Holdings. The principal business of Chestnut Venture Holdings is acting as the sole member of Marron & Associates. The managing member of Chestnut Venture Holdings is Mr. Donald B. Marron. The present principal occupation of Mr. Marron is as Chairman of Lightyear Capital, LLC. Lightyear Fund II GP could be deemed to have shared voting or dispositive power over the shares owned by Lightyear Fund II. Each of Lightyear Fund II GP.
(5)	Mr. Bolger is the record owner of 6,577,072 shares of common stock. Two-Forty Associates LLC is the record owner of 19,232 shares of common stock. Mr. Bolger has the shared power to vote or to direct the vote or to dispose or direct the disposition of 6,577,072 shares of common stock. Mr. Bolger owns 16% of the membership interests of Two-Forty Associates LLC. James T. Bolger, Mr. Bolger’s son, is managing member of Two-Forty Associates LLC, owns 28% of its membership interests and has shared power to vote or to direct the vote or to dispose or direct the disposition of 19,232 shares of common stock held by Two-Forty Associates LLC.
(6)	Mr. Casciato has transferred ownership of 12,466 shares of Cascade common stock previously granted to him to Lightyear Capital II or its affiliates.
(7)	Mr. Wells is the record owner of 47,515 shares of common stock. “Shares of Common Stock” and “Total Shares of Common Stock Owned” columns also include 6,577,072 shares of common stock owned of record by David F. Bolger and as to which Mr. Wells has shared voting and investment power pursuant to a power of attorney.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company’s Board of Directors consists of 10 directors. The Board has nominated the 10 persons listed under the heading “Nominees” for election at the Meeting to serve as directors until the 2015 Annual Meeting of Shareholders and until their successors have been elected and qualified.

Unless otherwise directed, the proxies solicited by the Board will be voted FOR the election of the nominees named below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted either (1) for the election of such substitute as the named proxy holders may recommend, or (2) for the balance of the nominees, leaving a vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

The Bylaws of the Company do not allow nominations from the floor at the Meeting. Any shareholder wishing to nominate a person for election as a director must submit that nomination to the Secretary of Cascade as outlined in this Proxy Statement under “Nominating and Corporate Governance Committee.”

As of the Record Date, director nominees, and Named Executive Officers of Cascade beneficially owned, and have the right to vote, 6,903,156 shares of common stock, or approximately 14.51% of the shares entitled to be voted at the Meeting.

Nominees

The nominees are all current directors. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The age indicated and other information in each nominee’s biography is as of the Record Date.

Nominees for Election:	Age	Year First Elected Director
Jerol E. Andres	70	1993
Chris C. Casciato	55	2011*
Michael J. Connolly	48	2011*
Henry H. Hewitt	72	2004
J. LaMont Keen	62	2012
James B. Lockhart III	67	2011*
Patricia L. Moss	60	1993
Ryan R. Patrick	58	1998
Thomas M. Wells	62	2006*
Terry E. Zink	62	2012

*	On January 28, 2011, the Company sold 44,193,750 shares of common stock at a price of $4.00 per share, for total gross proceeds of $176,775,000. As a condition of the closing of the sale of common stock, private equity funds affiliated with Lightyear Capital LLC (“Lightyear”), private equity funds affiliated with Leonard Green & Partners, L.P. (“Leonard Green”), and an affiliate of WL Ross & Co. LLC (“WL Ross”), were entitled to have one person nominated by them elected to the Board of Directors of the Company and the Bank. Accordingly, on January 28, 2011, upon the closing of the transaction, Chris C. Casciato, a Managing Director of Lightyear, Michael J. Connolly, then a Partner of Leonard Green, and James B. Lockhart III, Vice Chairman of WL Ross, were elected to the Board of Directors of each of the Company and the Bank.

Most of the 44,193,750 shares of common stock were sold pursuant to the Amended and Restated Securities Purchase Agreement between the Company and Lightyear, the Securities Purchase Agreement between the Company and Leonard Green, the Securities Purchase Agreement between the Company and WL Ross, and the Amended and Restated Securities Purchase Agreement between the Company and David F. Bolger, each dated November 16, 2010 (the “Securities Purchase Agreements”). Per the Securities Purchase Agreements, Lightyear, Leonard Green, WL Ross and David F. Bolger have the right to nominate one candidate for election to the Company’s Board of Directors. Each of Lightyear, Leonard Green, WL Ross and David F. Bolger is also entitled to be represented on the board of directors of the Bank. The rights to representation briefly outlined above will continue with respect to each of Lightyear,

Leonard Green, WL Ross and David F. Bolger until such investor together with his or its affiliates ceases to own at least 5% of the outstanding shares of common stock of the Company. Thomas M. Wells previously served as the Cascade Bancorp Board of Directors designee for Mr. Bolger pursuant to a shareholders agreement between Mr. Bolger and the Company; Mr. Bolger’s right to nominate one director to the Company’s Board of Directors under the shareholders agreement terminated on January 28, 2011, but continues pursuant to the terms of his Securities Purchase Agreement.

Set forth below is certain information furnished to us by the director nominees. There are no family relationships among any of the directors or executive officers.

Jerol E. Andres.  Mr. Andres has served as a director since 1993. Mr. Andres is currently retired. From 1988 to 2011 Mr. Andres served as CEO and President of JELD-WEN Development, Inc., a real estate development company. He also served as the Board Chair of Central Oregon Clear One Health Plans Inc., the former provider of health insurance to the Company. Currently, Mr. Andres serves on the Redmond Chamber of Commerce Board, and as a partner of Workhorse Solutions, LLC, which provides consulting services to the hospitality and resort real estate industry.

Chris C. Casciato.  Mr. Casciato is a Managing Director and member of the Investment Committee of Lightyear Capital. He joined Lightyear Capital in 2008 after having spent over 20 years at Goldman, Sachs & Co., where he was a Partner and held several positions including Chief Operating Officer of Goldman Sachs’ global investment banking business. He serves on the Board of Directors of the following Lightyear portfolio companies: Community & Southern Holdings, Inc. and its subsidiary, Community & Southern Bank; Clarion Partners; First National Bank of the Gulf Coast; and Strategic Growth Bancorp. Mr. Casciato is Lightyear’s designated nominee pursuant to the terms of the Amended and Restated Securities Purchase Agreement between the Company and Lightyear.

Michael J. Connolly.  Mr. Connolly is founder and managing partner of Fourth Street Capital Partners, a private equity partnership with active investments in venture capital, middle market growth equity, distressed securities and value-added commercial real estate. From 2007 through January 2013, he was a partner of Leonard Green & Partners, L.P., a Los Angeles-based private equity firm that manages approximately $15 billion in assets. From 2001 through 2007, Mr. Connolly was an investment banker at UBS Securities, LLC, most recently as Managing Director and co-head of UBS Securities’ Los Angeles Investment Banking office. Before joining UBS, he was a Senior Vice President at Donaldson, Lufkin and Jenrette from 1992 through 2000. He serves on the boards of Motorini, Inc., Malibu Boats, Inc., and Fiesta ParentCo, L.L.C, the parent company of the Palms Casino Resort in Las Vegas. Mr. Connolly is Leonard Green’s designated nominee pursuant to the terms of the Securities Purchase Agreement between the Company and Leonard Green.

Henry H. Hewitt.  Mr. Hewitt has been a director of the Company since 2004. Mr. Hewitt joined the Portland, Oregon-based law firm of Stoel Rives LLP as an associate in 1969 and became a partner in 1975. Effective January 1, 2012, Mr. Hewitt was designated Senior Counsel. He was Chairman of Stoel Rives LLP from 1989 to 1999 and from 2002 until 2005. He led the firm’s Business Services Practice Group from 2005 to 2009. His practice emphasizes general business advice, acquisitions, financings and strategic planning. He currently serves on the board of directors of Columbia Forest Products, Inc. and Hampton Resources, Inc., on the board of directors of Friends of the Children and on Willamette University’s board of trustees.

J. LaMont Keen.  Mr. Keen has been President and Chief Executive Officer of IDACORP, Inc. since 2006, and was Chief Executive Officer of IDACORP, Inc., subsidiary Idaho Power Company from 2005 through 2013. From 2002-2006 he was Executive Vice President of IDACORP, Inc. and was President and Chief Operating Officer of Idaho Power Company from 2002-2005. He has served as a director of IDACORP, Inc. and Idaho Power Company since 2004. In 2013 Mr. Keen was also a Board member of the Idaho Energy Resources Co., the Idaho Association of Commerce & Industry and St. Luke’s Boise/Meridian, a medical center.

James B. Lockhart III.  Mr. Lockhart is the Vice Chairman of WL Ross & Co. LLC where he focuses on financial services investments and the mortgage recovery fund. Prior to joining in September 2009 he was the Director of the Federal Housing Finance Agency, regulator of Fannie Mae, Freddie Mac and the 12 Federal Home Loan Banks, and its predecessor agency, the Office of Federal Housing Enterprise Oversight. He served as the Chairman of the Federal Housing Finance Oversight Board and a member of the Financial Stability Oversight Board. Mr. Lockhart has also served as the Deputy Commissioner and Chief Operating Officer of the Social Security Administration and as Secretary to the Social Security Board of Trustees. He was a member of President Bush’s Management Council. Mr. Lockhart co-founded and served as managing director of NetRisk, Inc., a risk management software and consulting firm serving major financial institutions, banks, insurance companies and investment management firms worldwide. He held senior positions at National Reinsurance, Smith Barney, Alexander & Alexander and Gulf Oil, in Europe and the U.S. He is a director of Virgin Money, Berkeley Point Capital Holdings, Situs Holdings, and Capital Markets Holding LLC. Mr. Lockhart is WL Ross’ designated nominee pursuant to the terms of the Securities Purchase Agreement between the Company and WL Ross.

Patricia L. Moss.  Ms. Moss has been director of the Company since 1993. Ms. Moss currently serves as Vice Chairman of the Board. Ms. Moss served as CEO of the Bank and President and CEO of the Company from 1998 to 2012. She currently serves as a director of MDU Resources, Inc., the Oregon Growth Board, the City of Bend Juniper Ridge Management Board and serves on the advisory committee of the Oregon Investment Fund. Ms. Moss is a former board member of Clear One Health Partners and has served on various community boards, including Central Oregon Community College, Oregon State University Cascades Campus and St. Charles Medical Center. Ms. Moss also serves as a Trustee on the Company’s Profit Sharing/401(k) Plan.

Ryan R. Patrick, CPA.  Mr. Patrick has been a director of the Company since 1998. Mr. Patrick, a certified public accountant, has been a partner in the firm of Patrick Casey & Co., LLP since 2000. His experience includes financial reporting and business and tax consulting for a wide range of clients, including individuals, corporations, partnerships, estates and trusts. Mr. Patrick is a former director of St. Charles Health System, which operates St. Charles Medical Centers in Bend, Redmond, and Madras, Oregon. He currently serves as a director of CentWise Drug of Redmond Inc.

Thomas M. Wells.  Mr. Wells was elected a director in 2006 by the Cascade shareholders in connection with the merger of Cascade and F & M Holding Company. He is the senior partner and CFO of the law firm Wells, Jaworski & Liebman, LLP, which he founded in 1986. Mr. Wells serves as counsel to David F. Bolger, the owner of approximately 13.83% of Cascade’s outstanding shares. In addition to his legal practice, Mr. Wells serves as a Director of the Bolger Foundation, as a Director and President of the Wells Mountain Foundation, and as Managing Member of Wells Mountain LLC. Mr. Wells is Mr. Bolger’s designated nominee pursuant to the terms of the Amended and Restated Securities Purchase Agreement between the Company and David F. Bolger.

Terry E. Zink.  Mr. Zink has been the President and Chief Executive Officer and a director of the Company and the Bank since January 1, 2012. Mr. Zink most recently served as President and Chief Executive Officer of Fifth Third Bank Chicago, an affiliate of the Fifth Third Bancorp network. He was also responsible for the oversight of the other 18 affiliates within the Fifth Third Bancorp network and the strategic oversight of the Retail and Small Business Banking lines. Prior to joining Fifth Third Bank, Mr. Zink served nearly 17 years with Wells Fargo & Company in several senior management positions in California and Arizona. As an Executive Officer of Fifth Third Bank, Mr. Zink managed the Bank’s strategic growth throughout 13 states. This role included overseeing operations of approximately 22,000 employees, 1,300 branches, and more than $110 billion in assets.

THE CASCADE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE TO THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS COMPOSITION AND RESPONSIBILITIES

Board of Directors Composition and Leadership

The Cascade Board of Directors currently is made up of 10 directors. The Board determined that each of the directors and director nominees is an “independent director” as defined under the NASDAQ rules except for Mr. Zink and Ms. Moss.

Responsibilities of the Board of Directors

Each director is responsible for discharging his or her duties in good faith in the best interests of the Company, and with the care a prudent person would reasonably exercise under the circumstances. Directors have a duty to effectively monitor management’s capabilities, compensation, leadership and performance, without undermining management’s ability to successfully operate the business. The Board is authorized to retain outside legal, accounting or other advisors, as necessary, to carry out its responsibilities.

Directors are expected to avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of a conflict. Directors are expected to disclose all business relationships with the Company and recuse themselves from discussions and decisions affecting those relationships. The Company annually solicits information from directors in order to monitor potential conflicts of interest and to make its determination of director independence.

Role of the Board of Directors in Risk Oversight

The same person does not serve as both principal executive officer and Chairman of the Board. The Board has ultimate authority and responsibility for overseeing risk management of the Company. Some aspects of risk oversight are fulfilled at the full Board level. Additionally the Board, or a committee of the Board, receives specific periodic reports from executive management on credit risk, liquidity risk, interest rate risk, capital risk, operational risk and economic risk. The Audit and Enterprise Risk Management Committee (or “Audit Committee”) oversees financial, accounting and internal control risk management. The head of the Company’s internal audit function and the independent registered public accounting firm report directly to the Audit Committee. The Compensation Committee oversees the management of risks that may be posed by the Company’s compensation practices and programs.

Meeting Responsibilities

Directors are expected to attend the annual meeting of shareholders and scheduled Board meetings in person and are expected to review pre-meeting materials and to take an active and effective role in all meetings and deliberations.

During fiscal year 2013, the Board met 15 times. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of all meetings held by Board committees on which he or she served. Four directors attended the 2013 annual meeting of shareholders.

Non-Management Directors — Stock Ownership Guidelines

The Board has adopted stock ownership guidelines applicable to all non-management directors of the Company. The guidelines generally provide that any non-employee director should own, within four years of the beginning of his or her board service, Company common stock having a fair market value equal to four times the director’s annual cash retainer. In 2013 the Board updated the guidelines to exempt non-management directors who serve as a nominee of Lightyear, Leonard Green or WL Ross.

Related Person Transactions Policy and Procedure

In November 2007, the Board adopted a written Related Person Transactions Policy. The purpose of the policy is to describe the procedures used to identify, review, approve and disclose, if necessary, any transaction or series of transactions in which: (i) Cascade was, is or will be a participant; (ii) the amount involved exceeds $120,000; and (iii) a related person had, has or will have a direct or indirect material interest. A related person as defined in the policy is (i) a member of the Board, (ii) a nominee for the Board, (iii) an executive officer, (iv) a person who beneficially owns more than 5% of Cascade’s common stock, or (v) any immediate family member of any of the people listed above.

Under the policy, the related person is required to notify and provide information regarding the related person transaction to the Company’s Chief Financial Officer. If the Chief Financial Officer determines that the proposed transaction is a related person transaction in which the related person’s interest is material, the Nominating and Corporate Governance Committee (or “Governance Committee”) must review the transaction for approval or disapproval. In determining whether to approve or disapprove a related party transaction, the Governance Committee shall consider all relevant facts and circumstances. No committee member shall participate in the review of a related person transaction if he or she has an interest in the transaction.

Communications with Directors

Shareholders wishing to communicate with the Board or with a particular committee or director may do so in writing addressed to the Board, or to the particular director. The written communication should be delivered to our Secretary at the address of our main office, 1100 N.W. Wall Street, Bend, Oregon 97701. The recipient will promptly forward such communications to the applicable committee, director or to the Chairman of the Board for consideration.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has designated the following committees: Compensation Committee; Audit and Enterprise Risk Management Committee; and Nominating and Corporate Governance Committee.

The current composition of each Board committee is:

Compensation Committee	Audit and Enterprise Risk Management Committee	Nominating and Corporate Governance Committee
Jerol E. Andres (chair)	J. LaMont Keen (chair)	Thomas M. Wells (chair)
Chris C. Casciato	Jerol E. Andres	Jerol E. Andres
Michael J. Connolly	Henry H. Hewitt	Chris C. Casciato
Henry H. Hewitt	Ryan R. Patrick	Michael J. Connolly
Henry H. Hewitt
J. LaMont Keen
James B. Lockhart III
Ryan R. Patrick

Compensation Committee

As more fully described in its charter, the Compensation Committee provides assistance to the Board by discharging its responsibilities relating to the compensation of the Company’s Named Executive Officers, other key executive officers and directors. The Board has delegated authority to the Compensation Committee to approve compensation for the NEOs (other than the CEO) and other key executive officers and to recommend the compensation of the CEO to the Board of Directors for approval. The Compensation Committee meets at least twice annually and additionally on an as-needed basis. A copy of the Compensation Committee Charter is available on the Company’s website at www.botc.com (click on “About Us,” “Investor Information” and then “Governance Documents” on the left side of the page). The Compensation Committee met six times during 2013.

Annual NEO and other key executive officer compensation decisions are typically made at the February or March Compensation Committee meeting, and Board meeting in the case of the CEO. Compensation for NEOs and other key executive officers is determined based on a number of factors including the individual’s roles and responsibilities within the Company, the individual’s experience and expertise, the compensation for peers within the Company and in the Peer Group (as discussed below), compensation in the relevant marketplace for similar positions, and performance of the individual and the Company as a whole. In making its determination, the Compensation Committee considers all forms of compensation and benefits using widely accepted practices to review the total value delivered through all elements of pay and the potential future value of the Compensation Committee’s current compensation decisions.

Use of Consultants

The Compensation Committee has in the past engaged a compensation consultant to provide input on executive compensation plan design and structure, assist in Peer Group selection and recommend compensation ranges. In 2013, the Compensation Committee retained McLagan, consultants specializing in the banking industry, solely to assist with preparation of the proxy compensation tables and associated narrative. The consultants are independent and report directly to the Compensation Committee, which discusses, reviews and approves all consulting projects performed by McLagan. The Compensation Committee periodically reviews the relationship with McLagan and considers competitive proposals from other firms. As an independent consulting firm, McLagan does not provide other services such as retirement or welfare plan administration.

Role of Executives in Compensation Committee Deliberations

The Compensation Committee frequently requests the attendance of the CEO and the Executive Vice President and Chief Human Resources Officer at Compensation Committee meetings to discuss executive compensation and evaluate Company and individual performance. Occasionally other executives may be invited to attend a Compensation Committee meeting to provide pertinent financial or human resources information. NEOs or other key executive officers in attendance may provide their insights and suggestions, but only independent Compensation Committee members may vote on decisions regarding NEO compensation.

The Compensation Committee discusses the CEO’s compensation with the CEO, but final deliberations and all votes regarding the CEO’s compensation are made without the CEO present. The Compensation Committee makes recommendations to the Board for final approval regarding all compensation matters for the CEO. The Compensation Committee makes all decisions related to compensation for the NEOs (other than the CEO) and other key executive officers after receiving recommendations from the CEO and any input requested from the independent compensation consultants. A NEO or key executive officer is not present at a meeting when his or her compensation is being approved.

For more information about the Compensation Committee’s activities see “Executive Compensation” below.

Audit and Enterprise Risk Management Committee

The Audit Committee consists of four directors, each of whom is determined to meet the independence standards for members of public company audit committees set forth in the NASDAQ listing rules and SEC rules. The Audit Committee operates under a written charter adopted by the Board. The Board has determined that Mr. Keen and Mr. Patrick are qualified as Audit Committee financial experts as defined in Item 407 of Regulation S-K and the NASDAQ listing rules. The Audit Committee Charter is available on the Company’s website at www.botc.com (click on “About Us,” “Investor Information” and then “Governance Documents” on the left side of the page).

The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to corporate accounting and reporting practices of the Company, and to assure the quality and integrity of the Company’s consolidated financial statements. The purpose of the Audit Committee is to serve as an independent and objective party to: (i) monitor the Company’s financial reporting process and internal control system; (ii) oversee, review and appraise the audit activities of the Company’s independent registered public accounting firms and internal auditing function; (iii) maintain complete, objective and open communication between the Board, the independent accountants, financial management, and the internal audit function; and (iv) oversee the Company’s risk assessment and risk management policies and practices. The Audit Committee provides oversight and evaluation of the process by which management certifies the effectiveness of the Company’s system of internal controls. The Audit Committee reviews and discusses with the independent registered public accounting firm its attestation report on the Company’s system of internal control over financial reporting and its findings as to deficiencies in the system of controls, if any.

The Company’s independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee is solely responsible for appointing or replacing the Company’s independent registered public accounting firm, recommending the submission of such appointment to a shareholder vote, and assuring the independence and providing oversight and supervision thereof. Any non-audit services provided by the auditor must be pre-approved by the Audit Committee. The Audit Committee met 13 times during 2013. For more information about the Audit Committee’s activities see “Report of the Audit and Enterprise Risk Management Committee of the Board of Directors” below.

Nominating and Corporate Governance Committee

As more fully described in its charter, the Nominating and Corporate Governance Committee provides assistance to the Board by identifying qualified individuals as prospective Board members and recommends to the Board of Directors the director nominees for election at the annual meeting of shareholders. The Governance Committee oversees the annual review and evaluation of the performance of the Board and its committees, develops and recommends corporate governance guidelines to the Board of Directors, and leads and oversees a search process in the event of a CEO vacancy. In addition, the Governance Committee examines, evaluates, and monitors the independence of directors for general Board positions, as well as for specific committee duties, and evaluates specific qualifications for members serving as Audit Committee financial experts. The Governance Committee also reviews and approves or ratifies any material potential conflict of interest or transaction between Cascade and any “related person” as defined under applicable SEC rules. See “Related Person Transactions Policy and Procedures” above. The Nominating and Corporate Governance Committee met three times during 2013.

The Governance Committee evaluates the qualifications of individual candidates for the Board using a consistent process that takes into account all factors and criteria it considers appropriate, including identifying the beneficial impact a candidate will have on the Company and the Board in terms of skill set, expertise, experience, business development contributions, background, character, individual success in chosen fields, public company expertise, geographic diversity, and independence of candidates. The Governance Committee’s charter provides that, in identifying candidates for membership on the Board of Directors, the Governance Committee shall take into account all factors and criteria it considers appropriate, including but not limited to whether the director/potential director assists in achieving a mix of Board members that represents a diversity of background and experience, including with respect to age, gender, race, place of residence and specialized experience. The Governance Committee will consider shareholder recommendations for candidates for the Board using the same process. Shareholder recommendations for potential directors must be in writing and the shareholder submitting a recommendation must have continuously held at least $2,000 in market value of Cascade Bancorp common stock for at least one year and hold the stock through the date of the annual meeting at which the nomination will be made. Any shareholder who intends to nominate a director at an annual meeting must deliver notice to the Secretary of Cascade not less than 60 nor more than 90 days prior to the meeting date; provided, however, that if less than 65 days’ notice or prior public disclosure of the meeting date is given or made to shareholders, the shareholder’s notice of a director nomination must be received by the close of business on the 15th day following the day on which such notice or prior public disclosure of the date of the annual meeting was made, whichever first occurs. The shareholder notice must include, for each nominee, the name, age, business address and residence address of the nominee, the principal occupation or employment of the nominee, the number of Cascade shares beneficially owned by the nominee, and other information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of the nominee. Additional information is required with respect to the shareholder giving the notice. The Governance Committee requires evidence that the nominee’s qualifications meet the criteria and considerations as outlined in the Committee charter or as published by the Company from time to time. Refer to the Governance Committee Charter, available on the Company’s website www.botc.com (click on “About Us,” “Investor Information” and then “Governance Documents” on the left side of the page), and the Company’s Bylaws for minimum qualifications of director candidates and procedures for shareholders in communicating nominations to the Board.

Director Qualifications and Experience

The following table identifies the experience, qualifications, attributes and skills that the Board considered in making its decision to appoint and nominate directors to the Board. This information supplements the biographical information provided above. The vertical axis displays the primary factors reviewed by the Governance Committee in evaluating a board candidate.

	Andres	Casciato	Connolly	Hewitt	Keen	Lockhart	Moss	Patrick	Wells	Zink
Experience, Qualifications, Skill or Attribute
Professional standing in chosen field	X	X	X	X	X	X	X	X	X	X
Expertise in financial services or related industry	X	X	X	X	X	X	X	X	X	X
Audit Committee Financial Expert (actual or potential)	X	X	X	X	X	X	X	X
Civic and community involvment	X	X	X	X	X	X	X	X	X	X
Other public company experience	X	X	X	X	X	X	X		X	X
Leadership and team building skills	X	X	X	X	X	X	X	X	X	X
Diversity by race, gender or culture							X
Specific skills/knowledge
– finance		X	X	X	X	X	X	X		X
– technology
– marketing	X									X
– public affairs		X	X	X	X	X	X			X
– human resources				X			X		X
– governance		X	X	X	X	X	X		X	X

DIRECTOR COMPENSATION FOR FISCAL YEAR 2013

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Jerol E. Andres	49,500	25,998	0	0	0	75,498
Chris C. Casciato	39,500	25,998	0	0	0	65,498
Michael J. Connolly	39,496	25,998	0	0	0	65,494
Henry H. Hewitt	45,373	25,998	0	0	0	71,371
Judith A. Johansen(1)	18,125	0	0	0	0	18,125
J. LaMont Keen	44,250	25,998	0	0	0	70,248
James B. Lockhart III	37,002	25,998	0	0	0	63,000
Patricia L. Moss(2)	25,081	15,167	0	0	132,242	172,490
Ryan R. Patrick	59,498	25,998	0	0	0	85,496
Thomas M. Wells	42,000	25,998	0	0	0	67,998

(1)	Ms. Johansen resigned from the Board effective March 25, 2013.
(2)	Ms. Moss began serving as a director in June 2013. Prior to June she was an employee (and former CEO) of the Company and did not receive additional compensation for services performed as a director. Her 2013 director fees were pro-rated.

Fees Earned or Paid in Cash (column b):  Each Company director received an annual cash retainer of $26,000 in 2013. Directors also received $9,000 cash to compensate them for their expected attendance at 15 board meetings. The Chairman of the Board (Mr. Patrick) receives an additional fee of $20,000. The following Directors received cash compensation for acting as Committee Chairs: Andres (Compensation) $7,500, Hewitt (Loan) $4,000, Wells (Nominating & Corporate Governance) $4,000, Moss (Trust starting in June 2013) $2,333, Johansen (Audit through March 2013) $2,250, Keen (Audit starting April 2013) $6,750. The Loan and Trust committees are Bank-level committees. Directors also received cash compensation for their anticipated attendance at various committee meetings, with the exception of the Loan Committee, for which cash compensation was paid for actual attendance. The fee schedule for attending committee meetings was $500. At the start of the year, fees are calculated based on anticipated number of committee meetings with exception of Loan Committee, and fees are then paid out pro-rata on a monthly basis. Employee directors do not receive fees for serving on the Board.

Stock Awards (column c):  In May 2013, each director each received 4,498 shares of common stock at a $5.78 stock price with the following exceptions: Mr. Hewitt received 4,498 restricted stock units at a $5.78 stock price in May 2013; and Ms. Moss received 2,606 shares of common stock at a $5.82 stock price in June 2013.

Option Awards (column d):  The Company historically has not granted any stock options to directors other than nonqualified stock options. The Company did not grant any stock options to the directors in 2013.

All Other Compensation (column f):  Director Moss is party to the Supplemental Executive Retirement Plan (“SERP”) and Deferred Bonus Plan, each of which was initiated while Ms. Moss was CEO of the Company before becoming a director. The SERP plan provides for a benefit starting at $18,892 per month, escalating at 4.05% per year with payments continuing for 20 years. The deferred bonus plan has interest credited annually at a rate of 3.75%.

Aggregate Number of Restricted Stock Units Outstanding at Fiscal Year End 2013: Hewitt — 16,067.

Several of the directors are party to a director emeritus agreement. The director emeritus agreement provides for a benefit of $18,000 per year for 10 years for directors Andres, and Patrick. The benefit will be paid from the director’s normal retirement date until the later of the director’s death or 120 months. The annual benefit payments are subject to a 2.5% annual increase during retirement. Directors Andres, Hewitt, Patrick, and Wells are also party to Deferred Fee Agreements, with interest credited annually at a rate of 3.75%.

EXECUTIVE OFFICERS

The following table sets forth certain information about the Company’s Named Executive Officers. Information about Mr. Zink, who became a director and President and Chief Executive Officer of the Company and the Bank on January 1, 2012, is given above under the heading “Nominees.”

Name	Age	Position
Terry E. Zink	61	President and Chief Executive Officer of Cascade Bancorp and Bank of the Cascades since January 1, 2012.
Gregory D. Newton(1)	61	Executive Vice President and Chief Financial Officer of Cascade Bancorp and Bank of the Cascades since 2002.
Charles N. Reeves(2)	46	Executive Vice President and Chief Banking Officer of Cascade Bancorp and Bank of the Cascades since August 2012.

(1)	Gregory D. Newton. Mr. Newton’s extensive 30 year banking experience includes treasury and accounting experience spanning asset and liability management, investments, funding and derivative management. He has served in key treasury and controllership roles with banks in Seattle, as well as the Federal Reserve. Mr. Newton joined Cascade Bancorp in 1997. He currently serves as corporate risk management officer and investor relations contact. Mr. Newton earned a Bachelor’s Degree at the University of Washington and completed MBA coursework at Seattle University and is a non-public CPA. He is active in the community and on the board of the Oregon Bankers Association.
(2)	Charles N. Reeves. Mr. Reeves, Executive Vice President, Chief Banking Officer. In August 2012, Reeves was appointed to serve as Executive Vice President and Chief Banking Officer of Cascade Bancorp and Bank of the Cascades. Reeves brings over twenty years of banking and financial expertise to the position, most recently as Bancorp Senior Vice President of Special Assets at Fifth Third Bank, a $115 billion bank in the Midwest. Prior to that, he served as President of the Bank’s Chicago region, overseeing all lines of business. Reeves holds a Bachelor of Arts from Miami University in Oxford, Ohio. Throughout his career Reeves has been actively involved with community and industry leadership programs, including serving on the Board of Directors for several organizations

EXECUTIVE COMPENSATION

Compensation Framework

Our goal is (i) to balance short-term and long-term objectives, so annual incentives are combined with long-term incentives, and (ii) to attract executive talent, retain a team of effective leaders and provide stability for the Company.

The combination of salary and the annual cash incentive make up cash compensation. The sum of cash compensation plus the annual equity/long-term incentive awards results in total direct compensation. Higher levels of performance will result in maximum total direct compensation. The Company also desires to motivate and reward NEOs relative to future performance, so the Company does not currently consider prior stock compensation as a factor in determining future compensation levels.

Peer Group

The primary data source used in setting competitive compensation targets for the NEOs is the information publicly disclosed by a “Peer Group” of the 14 companies listed below. The composition of the Peer Group is reviewed annually and may change from year-to-year. These companies include banks of similar size and business strategy (i.e. those with a commercial lending focus), as well as banks located in geographic locations with similar growth opportunities.

PEER GROUP
Company Name (Ticker)	Company Name (Ticker)
Banner Corporation (BANR)	Heritage Commerce Corp (HFWA)
Bank of Marin Bancorp (BMRC)	Heritage Financial Corporation (HFWA)
Bridge Capital Holdings (BBNK)	Heritage Oaks Bancorp (HEOP)
CoBiz Financial Inc. (COBZ)	Pacific Continental Corporation (PCBK)
Community Bank (CYHT)	Sierra Bancorp (BSRR)
CU Bancorp (CUNB)	TriCo Bancshares (TCBK)
Farmers & Merchants Bancorp (FMCB)	Westamerica Bancorporation (WABC)
Guaranty Bancorp (GBNK)	W.T.B. Financial Corporation (WTBFB)

Compensation Tables

The following table sets forth the compensation of our Named Executive Officers — our principal executive officer and two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2013. In this table and the tables that follow, columns required by SEC rules may be omitted where there is no amount to report.

SUMMARY COMPENSATION TABLE FOR 2013

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Comp. ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Terry E. Zink, President & CEO	2013	550,000	495,000	329,998	0	7,562	1,382,560
	2012	550,000	330,000	247,502	82,501	176,763	1,386,766

Gregory D. Newton, Executive Vice President, Chief Financial Officer and Secretary of the Company	2013	245,000	163,375	200,000	0	3,369	615,757
	2012	235,000	105,750	0	0	7,985	348,735

Charles N. Reeves, Executive Vice President, Chief Banking Officer	2013	275,000	185,625	100,000	0	6,875	567,500

Name and Principal Position (a):  Mr. Reeves was hired in August 2012.

Stock Awards (e):  Stock award values are computed in accordance with FASB ASC Topic 718. Restricted stock awards were granted to Messrs. Zink, Newton and Reeves on May 28, 2013 pursuant to the Company’s 2008 Performance Incentive Plan.

Option Awards (f):  Stock option values are computed in accordance with FASB ASC Topic 718. Stock option awards were granted to Mr. Zink on February 13, 2012 pursuant to the Company’s 2008 Performance Incentive Plan. The 2012 stock options were valued using the Black-Scholes option pricing model. The resulting Black-Scholes grant value was $4.25 per share. See Note 15 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of assumptions made in the valuation.

All Other Compensation (g):  2013 All Other Compensation for the NEOs includes the company 401(k) matching contribution.

Narrative Disclosure

Deferred Bonus Agreement (“DBA”).  The Bank has a DBA in place for Mr. Newton which allows him to elect to defer a portion of his annual cash bonus payment, if any. The Bank has established a deferral account on its books, which collects the annual deferral and interest. The deferral account is solely used as a measuring device, and Mr. Newton is a general unsecured creditor of the Bank regarding the payment of benefits. The DBA also provides payouts in the event of the following: early retirement, disability, change of control, and death. The DBA is payable in equal installments or in a lump sum depending on Mr. Newton’s selection under the agreement. The Deferred Bonus Agreements with Mr. Newton allows him to defer up to 25% of his annual cash bonus into the plan. No contributions were made by Mr. Newton in 2013. Interest is credited to the plan annually at a current rate of 3.75%; the interest rate is reviewed and updated regularly.

Deferred Compensation Agreement (“DCA”).  In 2013, the Bank established a non-qualified, unfunded deferred compensation plan for Mr. Zink. The DCA provides a benefit to Mr. Zink upon specified termination events and is subject to certain vesting requirements. The deferral balance payable at normal retirement is $350,000 plus 3.75% annual interest crediting. The Company shall pay the deferral balance after attaining normal retirement age (defined as age 63 and three years of service). The DCA provides a payout in the case of termination due to the following events: normal retirement, early termination, disability, change of control and separation from service and death. Early termination provides for payment of the vested portion of the deferral balance and recalculating the crediting rate to one-half of the original crediting rate. Mr. Zink may also elect to voluntarily defer portions of his annual cash incentive to the plan.

Supplemental Executive Retirement Plan (“SERP”).  The Bank has non-qualified, unfunded 2008 SERP in place for Mr. Newton. The 2008 SERP provide specified benefit to Mr. Newton upon termination or a change-in-control of the Company. Mr. Newton is fully vested in the normal retirement benefit. The annual benefit amount payable at retirement is $77,150. The annual benefit payment is subject to a 2.5% annual increase during retirement. The Company shall pay the annual benefit amounts in 12 equal monthly installments after normal retirement (defined as age 62) for a period of 20 years. The SERP provides a payout in the case of termination due to the following events: normal retirement, early retirement, early termination, disability, change of control and death.

General Benefits.  The NEOs participate in the Bank’s broad-based employee welfare benefit plans, such as medical, dental, vision, supplemental disability and term life insurance. The NEOs are provided the same benefits, and participate in the cost at the same rate, as all other employees.

401(k) and Profit Sharing.  The Bank sponsors a 401(k) Retirement Savings Plan (the “401(k) Plan”) pursuant to which employees may make deferrals (“Employee Deferrals”) and the Bank may make matching contributions (“Matching Contributions”) and profit-sharing contributions (“Profit Sharing Contributions”). All contributions are subject to certain limitations on contributions under the Internal Revenue Code and the 401(k) Plan provisions. Employees who are 18 years of age or older and have completed one month of service are eligible to make Employee Deferrals. Employees with six months of service are eligible to receive Matching Contributions. The Matching Contribution formula is equal to 100% of Employee Deferrals up to 3% of base salary. Company Participants actively employed at year-end and with over 1,000 hours of paid time in the calendar year are eligible to receive Profit Sharing Contributions.

Employment Agreements.  Effective October 29, 2012, the Company entered into an Executive Employment Agreement with Mr. Zink and Mr. Newton, and on November 1, 2013 with Mr. Reeves, which includes payment upon certain termination events. The term of each agreement is two years commencing on the effective date, and will automatically renew for additional one year periods thereafter unless the Company gives notice of termination 60 days prior to the expiration of the immediately preceding term.

In the event of a termination of employment in connection with a change in control or business combination that does not rise to the level of change in control (as defined in each of the named executive officers’ employment agreement), provided the termination occurs within 12 months before or 18 months after the change in control, each NEO will receive an amount equal to two times their base salary plus two times his target cash incentive in effect for the year in which the change in control occurs and all outstanding unvested restricted stock and stock options awarded will fully vest. In addition, the Company will provide certain employment benefits for a period of 18 months following the date of termination.

In the event of a termination by the Company without cause or by the executive for good reason (as defined in each NEO’s employment agreement), the agreement provides that the NEW will receive an amount equal to 18 months base salary plus an amount equal to the prorated target cash incentive in effect in the year in which the termination occurs. In addition, the Company will provide certain employment benefits for a period of 18 months following the date of termination.

In the event of a voluntary termination, each NEO shall provide up to 120 hours of consulting services to the Company within the first three months following his termination. Each NEO will be paid for the consulting services at an hourly rate equal to the annual base salary at the time of termination divided by 2,080 for each hour worked.

The employment agreements include a non-competition provision which prohibits each NEO from competing with the Company or the Bank (in any county in which the Company operates or does business, or within 50 miles of Bend, Oregon) and soliciting any employee or customer of the Company or the Bank during the term of the employment agreement and for 18 months following termination of employment.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (DECEMBER 31, 2013)

Name	Options Awards					Stock Awards		Date Equity Fully Vests
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Terry E. Zink	—	19,412	—	5.95	2/13/2022	41,597	217,552	2/13/2014
Terry E. Zink	—	—	—	—	—	57,093	298,596	5/28/2016
Gregory D. Newton	915	—	—	129.60	1/20/2014	5,342	27,939	3/30/2014
Gregory D. Newton	730	—	—	273.20	2/1/2017	—	—	—
Gregory D. Newton	1,300	—	—	101.30	3/3/2018	—	—	—
Gregory D. Newton	6,000	—	—	5.70	3/16/2020
Gregory D. Newton	—	—	—	—	—	34,602	180,968	5/28/2016
Charles N. Reeves		12,987	—	5.55	10/15/2022	9,009	47,117	10/15/2014
Charles N. Reeves			—			17,301	90,484	5/25/2016

(1)	The market value of restricted stock is the number of shares unvested multiplied by the 12/31/2013 stock price of $5.23.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth Information regarding securities authorized for issuance under the Company’s equity plans as of December 31, 2013. Additional information regarding the Company’s equity plans is presented in Note 17 of the Notes to Consolidated Financial Statements included in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Plan Category	# of securities to be issued on exercise of outstanding options (a)	Weighted average exercise price of outstanding options (b)	# of securities remaining available for future issuance under plan (excluding securities in column (a)) (c)
Equity compensation plans approved by security holders	111,571	$38.92	4,569,295
Equity compensation plans not approved by security holders	None	N/A	N/A
Total	111,571	$38.92	4,569,295

CODE OF CONDUCT AND ETHICS

The Company has adopted a written Code of Conduct and Ethics that applies to all of the Company’s directors, officers and employees, including its principal executive officer and principal financial officer. The Code of Conduct and Ethics sets expectations for the exercise of sound judgment and sets high ethical standards in all Company and customer matters. It is designed to promote honest and ethical conduct including in the filing of required financial information and related disclosures, as well as in compliance with laws and regulations. The Code of Conduct and Ethics mandates accountability for adherence to the Code of Conduct and Ethics, while a variety of procedures are available to facilitate prompt internal reporting of violations to appropriate persons. The Board is mindful that the success of the Company depends on the ongoing competence, honesty and integrity of its human resources to build relationships of trust with customers and shareholders, and believes the Code of Conduct and Ethics reasonably deters wrongdoing by directors, officers and employees. The Code of Conduct and Ethics includes sections on matters such as conflicts of interest, confidentiality, bank bribery act, lending practices, and personal conduct. The Code of Conduct and Ethics is posted on the Company’s website at www.botc.com (click on “About Us,” “Investor Information” and then “Governance Documents” on the left side of the page). If we grant a waiver, including an implicit waiver, from a provision of the Code of Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, we will disclose the nature of the waiver in a report on Form 8-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some of the directors and officers of the Company and of the Bank, and members of their immediate families and firms and corporations with which they are associated, have had transactions with the Bank, including borrowings and investments in time deposits. All such loans and investments were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2013, the aggregate outstanding amount of all loans to officers and directors of the Company and to firms and corporations in which they have at least a 10% beneficial interest was approximately $4,354,000, which represented approximately 2.31% of the Company’s consolidated stockholders’ equity at that date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon the Company’s review of the copies of the filings that it received with respect to the fiscal year ended December 31, 2013, and written representations from certain reporting persons that no other reports were required, during fiscal year 2013 all of its officers, directors and 10% shareholders complied with all applicable Section 16(a) filing requirements.

AUDIT AND NON-AUDIT FEES

BDO USA, LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013. The Audit Committee pre-approved all of the audit-related services, tax services and other services provided by BDO USA, LLP in 2013.

The following table sets forth the aggregate fees for services by the independent registered public accounting firms identified above for the years ended December 31, 2013 and 2012:

	2013	2012
Audit fees	$339,130	$324,150
Audit related fees	18,250	—
Tax fees	14,250	1,035
	$371,630	$325,185

Audit Fees

Audit fees related to the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2013 and 2012, for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such years, and the audit of the Company’s internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act for the same period. Also included in audit fees are fees paid in relation to the reviews of the Company’s registration statements filed with the Securities and Exchange Commission.

Audit Related Fees

Audit related fees include fees for services in connection with the annual audit of the 401(k) Profit Sharing Plan and HUD compliance fees.

Tax Fees

Tax fees included consulting matters in relation to the Company’s taxes.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for assuring the independence of the independent registered public accounting firm, including considering whether provision of non-audit related services is compatible with maintaining the independence of the independent registered public accounting firm. Any non-audit services provided by the auditor must be pre-approved by the Audit Committee.

REPORT OF THE AUDIT AND ENTERPRISE RISK MANAGEMENT COMMITTEE
OF THE BOARD OF DIRECTORS

In fulfilling its oversight responsibility of reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviewed the policies and procedures for the engagement of the independent registered public accounting firm. The Audit Committee also discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the overall scope and plans for the audit and the results of its audit, including the matters required to be discussed by the Statement on Auditing Standard No. 16, “Communication with Audit Committees,” as amended. The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. The Audit Committee determined the compensation of the independent registered public accounting firm and followed the established policy for pre-approval of all services, audit and non-audit related, provided by the independent registered public accounting firm. The Audit Committee met periodically with the independent registered public accounting firm without management present. The Audit Committee has concluded that the provision of non-audit related services described above under the caption “Audit and Non-Audit Fees” is compatible with maintenance of the independence of the independent registered public accounting firm. The Audit Committee determined the extent of funding that the Company must provide to the Audit Committee to carry out its duties and determined that such amounts were sufficient in 2013.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Cascade Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2013.

This report is submitted by the Company’s Audit Committee consisting of Jerol E. Andres, J. LaMont Keen (chair), Ryan R. Patrick, and Henry H. Hewitt.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The Audit Committee of the Board of Directors has appointed BDO USA, LLP as the Company’s independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2014. If the appointment of the independent registered public accounting firm is not ratified by shareholder vote, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of BDO USA, LLP. A representative of BDO USA, LLP will be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee has approved all services provided by BDO USA, LLP and has reviewed and discussed with BDO USA, LLP the fees paid, as described above.

A representative of BDO USA, LLP will be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

THE CASCADE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Executive compensation is an important matter for our shareholders. The Company’s Named Executive Officers are compensated in a manner consistent with the Company’s strategy, competitive practice, sound corporate governance principles, and shareholder interests and concerns. We believe our compensation program, with its balance of short- and long-term incentives, is strongly aligned with the interests of our shareholders. We urge you to read the compensation tables and the related narrative disclosure in this Proxy Statement for additional details on executive compensation.

In accordance with the Dodd-Frank Act and regulations recently passed by the SEC, the Company is providing shareholders with an advisory (non-binding) vote on compensation programs for our Named Executive Officers (sometimes referred to as “say on pay”). As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Accordingly, you may vote on the following resolution at the Meeting:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the compensation tables and the related narrative disclosure in this Proxy Statement.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION TABLES AND THE RELATED NARRATIVE DISCLOSURE IN THIS PROXY STATEMENT.

INFORMATION AVAILABLE TO SHAREHOLDERS

Cascade is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information with the SEC. The proxy statements, and other information filed with the SEC by Cascade under the Exchange Act may be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at its Public Reference Room located at 100 F Street, N.E., Washington, DC 20549 or from the SEC’s website www.sec.gov.

The Company’s 2013 Annual Report including Form 10-K is available to shareholders through our website www.botc.com (click on “About Us” and then “Investor Information”), by mail if requested, or provided with this Proxy Statement. Additional copies of the Annual Report and the Company’s filings of Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC may be obtained by mail without charge from Gregory D. Newton, EVP/Chief Financial Officer, Cascade Bancorp, P.O. Box 369, Bend, Oregon 97709, or e-mail cascades@botc.com.

American Stock Transfer & Trust Company is the Company’s stock transfer agent. American Stock Transfer & Trust Company’s address is Operations Center, 6201 15th Avenue, Brooklyn, NY 11219; its phone number is (800) 937-5449; and its website is www.amstock.com.

All forms filed with the SEC and additional shareholder information is available free of charge through the Company’s website, www.botc.com (click on “About Us” and then “Investor Information”). Alternatively, the SEC maintains a website, www.sec.gov, at which all forms filed electronically may be accessed.

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Shareholders who, in accordance with Exchange Act Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit their proposals so that they are received at Cascade’s main office at 1100 N.W. Wall Street, Bend, Oregon 97701 no later than the close of business (5:00 p.m. local time) on December 21, 2014. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

For a proper shareholder proposal submitted outside of the process provided by Rule 14a-8 to be eligible for presentation at the meeting, notice must be received by the Secretary of the Company, in writing, not less than 60 days nor more than 90 days before the date of the meeting (for an June 9, 2015 meeting, no earlier than March 11, 2015, and no later than the close of business on April 10, 2015). Provided, however, that in the event less than 65 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Secretary of the Company, in writing, by the close of business on the 15th day following the day on which such notice or prior public disclosure of the date of the annual meeting was made, whichever first occurs. No shareholder submitted a proposal or notified the Company of business to bring before the Meeting.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. We have not implemented householding rules with respect to our record holders. However, a number of brokers with account holders who are shareholders may be “householding” our proxy materials. If a shareholder receives a householding notification from his, her or its broker, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, if any shareholder that receives a “householding” notification wishes to receive a separate annual report or proxy statement at his, her or its address, such shareholder should also contact his, her or its broker directly. Shareholders who in the future wish to receive multiple copies may also contact the Company c/o Corporate Secretary, Cascade Bancorp, 1100 NW Wall Street, Bend, Oregon 97701.

Shareholders of record sharing an address can request delivery of a single copy of annual reports to security holders, proxy statements, and Notices of Internet Availability of proxy materials by contacting the Company at: c/o Corporate Secretary, Cascade Bancorp, 1100 NW Wall Street, Bend, Oregon 97701.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

VOTING VIA THE INTERNET OR BY TELEPHONE

You may vote via the Internet at www.proxyvote.com or may vote telephonically by calling 1-800-690-6903. In either case, have your proxy card in hand and follow the instructions. Votes submitted via the Internet or by telephone must be received by 8:59 p.m. Pacific Time on June 8, 2014.

The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder.

By Order of the Board of Directors

Andrew J. Gerlicher
SECRETARY

Bend, Oregon
April 28, 2014

CASCADE BANCORP
1100 N.W. WALL STREET
BEND, OR 97701
ATTN: CARLENE MCFARLAND

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Jerol E. Andres 02 Chris C. Casciato 03 Michael J. Connolly 04 Henry H. Hewitt 05 J. LaMont Keen
06 James B. Lockhart III 07 Patricia L. Moss 08 Ryan R. Patrick 09 Thomas M. Wells 10 Terry E. Zink

The Board of Directors recommends you vote FOR proposals 2. and 3..

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000213846_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

CASCADE BANCORP
Annual Meeting of Shareholders
June 9, 2014 5:30 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoint Ryan R. Patrick and Terry E. Zink, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of CASCADE BANCORP that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 05:30 PM, PST on 6/9/2014, at The Oxford Hotel, 10 NW Minnesota Avenue, Bend, Oregon, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000213846_2 R1.0.0.51160